UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 25, 2011

                        Commission File Number 000-27795


                              DATAMILL MEDIA CORP.
             (Exact name of registrant as specified in its charter)

             Nevada                                              98-0427526
   (State or Other Jurisdiction                               (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                           4700 Hiatus Road, Suite 252
                             Sunrise, Florida 33351
                    (Address of principal executive offices)

                                 (954) 749-0484
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

  16     Letter from former certifying public accountant dated November 28, 2011


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto authorized.

Date: November 29, 2011                DATAMILL MEDIA CORP.


                                       By: /s/ Joel A. Young
                                           -------------------------------------
                                           Joel A. Young
                                           President and Chief Executive Officer


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